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                                                                     EXHIBIT 4.1
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COMMON STOCK              [LOGO OF NETRO CORPORATION]               COMMON STOCK
   NUMBER                                                              SHARES



 INCORPORATED UNDER                                    SEE REVERSE FOR CERTAIN
THE LAWS OF CALIFORNIA                               DEFINITIONS AND RESTRICTION


                                                               CUSIP 64114R 10 9


THIS CERTIFIES THAT



IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                       PAR VALUE OF $0.001 PER SHARE, OF


==============================NETRO CORPORATION=================================


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered Registrar.


WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

      /s/ Tae Hea Nahm           [CORPORATE SEAL          /s/ Gideon Ben-Efraim
                              OF NETRO CORPORATION]
            SECRETARY                                    CHIEF EXECUTIVE OFFICER

                              COUNTERSIGNED AND REGISTERED:
                                       AMERICAN STOCK TRANSFER AND TRUST COMPANY
                                                      TRANSFER AGENT
                                                       AND REGISTRAR

                              BY
                                                            AUTHORIZED SIGNATURE

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                               NETRO CORPORATION


FOR VALUE RECEIVED ___________________________HEREBY SELL, ASSIGN AND TRANSFER UNTO ___________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED ___________, 19__



IN PRESENCE OF ________________________________________________________________
________________________________________________________________________________



NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


                                                  ______________________________
                                                         (Shareholder)


SIGNATURE GUARANTEED: _______________________________
                      THE SIGNATURE(S) MUST BE
                      GUARANTEED BY AN ELIGIBLE
                      GUARANTOR INSTITUTION,
                      (BANKS, STOCKBROKERS,SAVINGS
                      AND LOAN ASSOCIATIONS AND
                      CREDIT UNIONS WITH MEMBERSHIP
                      IN AN APPROVED SIGNATURE
                      GUARANTEE MEDALLION PROGRAM),
                      PURSUANT TO S.E.C. RULE 17Ad-15

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